UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2009
MERCER INTERNATIONAL INC.
(Exact name of Registrant as specified in its charter)
Washington
(State or other jurisdiction of incorporation or organization)

000-51826	47-0956945
(Commission File Number)	(I.R.S. Employer Identification No.)
Suite 2840, 650 West Georgia Street, Vancouver, British Columbia, Canada V6B 4N8
(Address of Office)
(604) 684-1099
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
On August 11, 2009, Mercer International Inc. (the “Company”) announced an extension to its previously announced offer to exchange (the “Exchange Offer”) any and all of its outstanding 8.5% Convertible Senior Subordinated Notes due 2010 (the “Old Notes”). The Exchange Offer, previously scheduled to expire at 5:00 p.m., New York City time, on August 11, 2009, will now expire at 5:00 p.m., New York City time, on August 25, 2009, unless further extended or amended. All other terms and conditions of the Exchange Offer remain unchanged.
A copy of the Company’s press release announcing the extension of the Exchange Offer is attached hereto as Exhibit 99.1.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Press Release dated August 11, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.
/s/ David M. Gandossi
David M. Gandossi
Chief Financial Officer

Date: August 11, 2009

MERCER INTERNATIONAL INC.
FORM 8-K
EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated August 11, 2009